UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2014

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of shareholders held on May 16, 2014 (“Annual Meeting”), the shareholders of CMS Energy Corporation (“CMS Energy”) approved the CMS Energy Performance Incentive Stock Plan (“Plan”). Among other things, the approval reserved 6,500,000 shares of CMS Energy common stock and extended the term of the plan until May 31, 2024. A description of the Plan is included in CMS Energy’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2014 under the heading “Proposal 4: Approve the Corporation’s Performance Incentive Stock Plan.” The preceding is qualified in its entirety by reference to the Plan. A copy of the Plan is attached as exhibit 10.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the Annual Meeting, the CMS Energy shareholders voted upon five proposals as described in the CMS Energy Proxy Statement dated April 4, 2014. The results of the shareholder votes are as follows:

1.              Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2014 was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
227,597,650	459,959	775,402	0

2.              Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
203,726,776	4,153,375	1,379,754	19,573,106
(98)%	(2)%

3.           Proposal to approve the Corporation’s Performance Incentive Stock Plan was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
201,743,084	6,501,016	1,015,800	19,573,111
(97)%	(3)%

4.                 Proposal to approve the performance measures used in the CMS Incentive Compensation Plan was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
202,814,358	5,323,976	1,121,570	19,573,107
(97)%	(3)%

5.              Proposal to elect eleven members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	For	Against	Abstentions	Broker non-votes
Jon E. Barfield	207,429,452	1,016,449	814,376	19,572,734
Kurt L. Darrow	207,846,039	608,157	806,079	19,572,736
Stephen E. Ewing	207,898,223	589,805	772,246	19,572,737
Richard M. Gabrys	205,473,876	3,003,392	783,006	19,572,737
William D. Harvey	207,845,098	640,435	774,744	19,572,734
David W. Joos	206,642,571	1,797,542	820,160	19,572,738
Philip R. Lochner, Jr.	189,918,011	18,557,087	785,177	19,572,736
John G. Russell	207,076,890	1,395,217	788,166	19,572,738
Kenneth L. Way	205,476,444	3,009,149	774,681	19,572,737
Laura H. Wright	208,002,684	509,382	748,213	19,572,732
John B. Yasinsky	205,330,675	3,150,049	779,552	19,572,735

CONSUMERS ENERGY COMPANY

Consumers Energy Company (“Consumers Energy”) did not solicit proxies for the matters submitted to votes at the contemporaneous May 16, 2014 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2014. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were also voted in favor of the approval of the Corporation’s Performance Incentive Stock Plan and in favor of the approval of the performance measures used in the CMS Incentive Compensation Plan.  None of the 373,148 shares of Consumers Energy preferred stock were voted at the Consumers Energy annual meeting of shareholders.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

10.1            CMS Energy Performance Incentive Stock Plan, effective June 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 21, 2014	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: May 21, 2014	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

10.1                        CMS Energy Performance Incentive Stock Plan, effective June 1, 2014